Stock-Based Compensation (Q3)	9 Months Ended	12 Months Ended
	Sep. 30, 2023	Dec. 31, 2022
Stock-Based Compensation [Abstract]
Stock-Based Compensation
Note 4 — Stock-Based Compensation
Under the fair value recognition provisions of U.S. GAAP for accounting for stock-based compensation, the Company measures stock-based compensation expense at the grant date based on the fair value of the award and recognizes the compensation expense over the requisite service period, which is generally the vesting period.
The following table presents the classification of stock-based compensation expense recognized for the periods below:

	Three months ended September 30		Nine months ended September 30
(in thousands)	2023	2022	2023	2022
Selling, general and administrative expense	$133	$199	$484	$624
Research and development expense	2	21	29	73
Total stock-based compensation expense	$135	$220	$513	$697
During the three months ended September 30, 2023 and 2022, under the 2017 Equity Incentive Plan, the 2021 Inducement Plan, and the 2013 Non-Employee Directors’ Equity Incentive Plan, the Company granted 18,643 and 369 stock options, respectively, to its directors, officers and employees. During the nine months ended September 30, 2023 and 2022, the Company granted 125,410 and 5,577, respectively, to its directors, officers, employees and consultants. Vesting generally occurs over an immediate to 48-month period based on a time-of-service condition, although vesting acceleration is provided under one grant in the event that a certain milestone is met. The weighted-average grant date fair value of the stock-options issued during the three months ended September 30, 2023 and 2022 was $1.63 and $60.40 per share, respectively. The weighted-average grant date fair value of the stock options issued during the nine months ended September 30, 2023 and 2022 was $6.18 and $79.07 per share, respectively.
The total number of stock options outstanding as of September 30, 2023 and September 30, 2022 was 111,275 and 12,003, respectively.
The weighted-average assumptions used in the Black-Scholes option-pricing model are as follows for the stock options granted during the three and nine months ended September 30, 2023 and 2022:

	Three months ended September 30		Nine months ended September 30
	2023	2022	2023	2022
Expected volatility	131.06%	132.08%	152.59%	132.48%
Expected Life of options (years)	6.25	6.25	6.19	6.15
Expected dividend yield	0%	0%	0%	0%
Risk-free interest rate	4.29%	3.02%	4.16%	2.13%
During the three months ended September 30, 2023 and 2022, 2,576 and 823 stock options vested, respectively, and 21,372 and 343 stock options were expired or forfeited during these periods, respectively. During the nine months ended September 30, 2023 and 2022, 5,022 and 2,730 stock options vested, respectively, and 24,620 and 1,148 stock options were expired or forfeited during these periods, respectively. During the three and nine months ended September 30, 2023 and 2022, no options were exercised.

Note 5— Stock-Based Compensation
Stock Options and Restricted Stock Awards
The Company has various share-based compensation plans, including the Third Amended and Restated 2017 Equity Incentive Plan, the 2013 Non-Employee Directors’ Equity Incentive Plan and the 2021 Inducement Plan (collectively, the “Plans”). The Plans are designed to assist in attracting, motivating, and retaining employees and directors and to recognize the importance of employees to the long-term performance and success of the Company. The Company has also granted stock options to certain non-employees outside of the Plans.
The Company recognized stock-based compensation expense related to grants of stock options and common stock awards to employees, directors and consultants of $862,000 and $1.3 million during the years ended December 31, 2022 and 2021, respectively. The following table summarizes the stock-based compensation expense that was recognized in the consolidated statements of operations for the years ended December 31,

(Dollars in thousands)	2022	2021
Selling, general and administrative	$784	$1,171
Research and development	78	143
Total	$862	$1,314
The majority of the common stock awards and options to purchase common stock vest on the anniversary of the date of grant, which ranges from one to four years. Stock-based compensation expense related to these awards is recognized on a straight-line basis over the related vesting term in most cases, which generally is the service period. It is the Company’s policy to issue new shares upon the exercise of options.
Stock Options: The following is a summary of the Plans’ stock option activity during the years ended December 31:

	2022		2021
	Options Outstanding	Weighted Average Exercise Price	Options Outstanding	Weighted Average Exercise Price
Beginning Balance	7,481	$656.05	144	$40,534.00
Granted	5,833	83.96	9,081	444.83
Exercised	—	—	—	—
Forfeited/expired	(2,829)	410.34	(1,744)	2,332.06
Outstanding at December 31	10,485	$404.08	7,481	$656.05
Vested at December 31	3,531	$727.26	409	$4,218.40
For options outstanding and vested at December 31, 2022 and 2021, the weighted average remaining contractual life was 8.79 years and 8.63 years, respectively. There were no option exercises in 2022 or 2021. The total fair value of options that vested in 2022 and 2021 was $1.1 million, and $0.7 million, respectively, at the fair value of the options as of the date of grant.
Valuation Assumptions: The fair value of each stock option is estimated at the grant date using the Black-Scholes option pricing model. The fair value of stock options under the Black-Scholes option pricing model requires management to make assumptions regarding projected employee stock option exercise behaviors, risk-free interest rates, volatility of the Company’s stock price, and expected dividends.
The Company has not historically paid cash dividends to its stockholders and currently does not anticipate paying any cash dividends in the foreseeable future. As a result, the Company has assumed a dividend yield of
0%. The risk-free interest rate is based upon the rates of U.S. Treasury bills with a term that approximates the expected life of the option. Since the Company has limited historical exercise data to reasonably estimate the expected life of its option awards, the expected life is calculated using a simplified method. Expected volatility is based on historical volatility of the Company’s stock.
The following table provides the weighted average assumptions used in the Black-Scholes option pricing model for the years ended December 31:

	2022	2021
Expected dividend yield	0%	0%
Risk-free interest rate	2.13%	1.19%
Expected volatility	132.48%	131.03%
Expected life (in years)	6.15	6.21
The weighted-average fair value of stock options granted in 2022 and 2021 was $76.05 and $396.17, respectively. As of December 31, 2022, the total compensation cost related to all non-vested stock option awards not yet recognized was approximately $1.3 million and is expected to be recognized over the remaining weighted-average life of 2.54 years.
Warrants: Warrants to purchase 679,244 and 16,299 shares of common stock were outstanding on December 31, 2022 and 2021, respectively. As of December 31, 2022, warrants outstanding were exercisable at prices ranging from $25 to $189,000 per share and are exercisable over a period ranging from immediately to 5.8 years.